SIMMONS FIRST NATIONAL CORPORATION

(NASDAQ-GS: SFNC)

FDIC Acquisition of Truman Bank

September 14, 2012

Forward-Looking Statement

Certain statements contained in this presentation may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company's stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its Common Stock on favorable terms and other risk factors. Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report.

Transaction Overview

Structure

- Our lead bank, Simmons First National Bank, has purchased and assumed certain assets and liabilities from the FDIC as receiver of Truman Bank based in St. Louis, Missouri

Assets

- Total Assets of $282 million
  - $161 million of loans and OREO under a Purchase & Assumption Agreement with the FDIC, with $118 million covered by a 80% loss-share agreement, at a discount of $20.9 million
  - $63 million of loans through a loan sale agreement with the FDIC, with no loss-share agreement at a 12% discount

Liabilities

- Assumed approximately $246 million in deposits, of which $105 million are non-time deposits, with no deposit premium paid

Other

- Acquired 4 branches (St. Louis Metro – Clayton, St. Peters, Crestwood and Normandy)
- All regulatory approvals have been received
- Transaction closed on September 14, 2012

Truman Bank

Target Highlights

Headquarters:	St. Louis, MO
Year Established:	1988
Branches:	4
Assets:	$282 million
Deposits:	$246 million
Loans:	$192 million



Truman Branch
St. Peters
Spanish Lake
Chesterfield
MISSOURI

Source: SNL Financial; data as of 6/30/12

Pro Forma Highlights



Truman Branch
SFNC Branch
35
70
Topeka
Kansas City
70
St. Louis
44
55
Wichita
35
Springfield
Fayetteville
Little Rock
Pine Bluff
30

Pro Forma Highlights	
Ticker:	SFNC (NASDAQ)
Headquarters:	Pine Bluff, AR
Founded:	1903
Branches:	88
Assets:	$3.6 billion
Loans:	1.9 billion
Deposits:	2.9 billion

Source: SNL Financial and Company documents
Pro forma data as of 6/30/12; pro forma financial highlights exclude purchase accounting adjustments

Strategic FDIC Acquisition

Rationale

Natural market expansion into the St. Louis, MO MSA

- Provides market entrance into the attractive St. Louis MSA
  - St. Louis is the 15th largest CSA in America and 4th largest in the Midwest
  - Represents the largest MSA by population within our current footprint
- Delivering on our message – successful expansion within our targeted market
- Opportunity and capability to grow St. Louis as one of our core markets
- Proven FDIC acquiror
  - Truman will represent our 3rd FDIC-Assisted transaction since the beginning of 2010

Financials

Positive impact across all operating metrics

- Immediately accretion to EPS
- Utilizes a portion of our excess capital
  - IRR exceeds internal thresholds
  - Additional excess capital to acquire more than $1.0 billion in FDIC deals
- Maintains our well capitalized position
  - Pro forma tangible common equity ratio greater than 9.8%
  - Pro forma leverage ratio greater than 11.0%
- Minimal initial tangible book value dilution and less than one-year earn back period

Low Risk

Minimal risk with FDIC loss share coverage

- 80% loss share coverage on $118 million in loans and OREO
- Dedicated SFNC credit team conducted thorough, on-site due diligence
  - Conservative purchase accounting credit mark provides adequate coverage
- FDIC resolution team has successfully managed two previous transactions
- Experience with loss share accounting

Source: U.S. Census Bureau; population data as of 2011

St. Louis Market Highlights





Projected 2016 Median HHI



$80,000
$60,000
$40,000
$20,000
$43,755
$67,832
$57,536
SFNC
Truman
U.S.

Attractive Market

- The St. Louis MSA is home to 9 Fortune 500 Companies (6th most in the country)
- St. Louis has the 2nd lowest cost of living of America's 20 largest metro areas
- The St. Louis metro area also ranks 7th in Lowest Cost of Business in the U.S.
- Over 30 institutions of higher education and 120,000 university students in Greater St. Louis

Fortune 500 Companies

MONSANTO
EMERSON
Charter
RGA
GraybaR
EXPRESS SCRIPTS
CENTENE Corporation
Ameren
Peabody

Sources: St. Louis Regional Chamber & Growth Association, KPMG, U.S. Census Bureau, SNL Financial
Deposit data as of 6/30/11
Projected median household income is deposit weighted by county

History of FDIC Acquisitions


May 2010
MISSOURI

Southwest Community Bank

- Springfield, MO
- $97 million Assets


October 2010
KANSAS

Security Savings Bank

- 9 KS Locations
- $405 million Assets


September 2012
MISSOURI

Truman Bank

- St. Louis, MO
- $282 million Assets

2010 – Reviewed 8 (acquired 2)
2011 – Reviewed 2
2012 – Reviewed 8 (acquired 1)

Truman Bank

Truman Bank Branches

Clayton Branch



Crestwood Branch



St. Peters Branch


TRUMAN BANK

Normandy Branch


WELCOME to TRUMAN BANK

Deposit Market Share

St. Louis County, MO

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	U.S. Bancorp	$3,698	10.9 %	53
2	Commerce Bancshares Inc.	3,438	10.1	27
3	Bank of America Corp.	3,139	9.3	30
4	Enterprise Financial Services Corp	1,512	4.5	4
5	BMO Financial Group	1,232	3.6	10
6	Regions Financial Corp.	1,203	3.6	23
7	PNC Financial Services Group Inc.	1,188	3.5	32
8	First Banks Inc.	998	2.9	22
9	Pulaski Financial Corp.	904	2.7	7
10	Central Banco. Inc.	866	2.6	8
20	**Truman Bank**	**223**	**0.7**	**3**

St. Charles County, MO

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Commerce Bancshares Inc.	$663	14.5 %	8
2	U.S. Bancorp	622	13.6	13
3	Bank of America Corp.	484	10.6	8
4	Regions Financial Corp.	313	6.9	7
5	First Banks Inc.	229	5.0	8
6	Enterprise Financial Services Corp	227	5.0	2
7	LINCO Bancshares Inc.	191	4.2	3
8	PNC Financial Services Group Inc.	190	4.2	7
9	First State Bancshares Inc.	176	3.9	4
10	Reliance Bancshares Inc.	141	3.1	3
22	**Truman Bank**	**56**	**1.2**	**1**

Source: SNL Financial
Deposit data as of 6/30/11

Remaining FDIC Opportunities

Number of banks with Texas Ratio > 150%


325 Mile Radius of Central Arkansas
(22 banks with $8 billion in total assets)
KS
1
MO
11
1
AR
4
3
0
1
1

Source: SNL Financial
Texas Ratio defined as NPAs + 90 / Tangible Common Equity plus Loan Loss Reserves; Texas Ratios adjusted for loans and OREO covered by the FDIC
Red highlighted states denote current branch footprint

Summary

- Strategic fit within expansion markets
- EPS accretive
- Provides source of revenue in low interest rate environment
- Leverages excess capital
- Capacity remains for additional acquisitions (FDIC or traditional deals)

SIMMONS FIRST NATIONAL CORPORATION

(NASDAQ-GS: SFNC)

FDIC Acquisition of

Truman Bank

September 14, 2012